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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.




                                 Date of Report

                                  March 8, 2001




                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)




                         Commission File Number 0-19357




       New York                                          16-0838627
(State of Incorporation)                    (I.R.S. Employer Identification No.)




200 Holleder Parkway, Rochester, New York                  14615
(Address of principal executive offices)                 (zip code)




Registrant's telephone number, including area code     (716) 647-6400


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Item 8. Change in Fiscal Year
-----------------------------

During the fiscal year ending March 31, 2001, the Board of Directors of the company elected to change the Company's fiscal year end from March 31 to the last Saturday in March. This change will be effective with fiscal year 2002 which begins on April 1, 2001. There will be no transition period for such change in fiscal year end.


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                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MONRO MUFFLER BRAKE, INC.
                                                     -------------------------
                                                           (Registrant)






March 8, 2001                               /s/ Catherine D'Amico
                                            -------------------------
                                                Catherine D'Amico
                                                Sr. Vice President-Finance & CFO